UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2007

SGX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51745	06-1523147
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

10505 Roselle Street, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 558-4850
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement
Item 7.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 1.01. Entry into a Material Agreement.
          On September 10, 2007, SGX Pharmaceuticals, Inc. (“SGX”) provided an update on the collaboration with Novartis Institutes for BioMedical Research, Inc. (“Novartis”), directed towards developing compounds for the treatment of chronic myelogenous leukemia, or CML. Under the collaboration, SGX and Novartis have been progressing a number of compounds which are inhibitors of the BCR-ABL protein kinase.
          On September 4, 2007, SGX entered into a First Amendment to License and Collaboration Agreement (the “Amendment”) with Novartis, effective August 22, 2007 amending the License and Collaboration Agreement between the parties dated March 27, 2006 (the “Original Agreement”).
          Pursuant to the Amendment, SGX acquired from Novartis the exclusive rights to develop and commercialize one of the potential drug candidates developed under the Original Agreement (the “Drug Candidate”), subject to a reacquisition right in favor of Novartis that is exercisable by Novartis at a future date upon circumstances set forth in the Amendment. As a result of the Amendment, SGX will be responsible for the costs of the Drug Candidate’s further preclinical and clinical development. Development costs for other product candidates developed under the Original Agreement will continue to be the responsibility of Novartis. In addition, the amendment gives Novartis responsibility for the selection of all future development candidates as well as responsibility for the clinical development of additional compounds from the collaboration. The financial terms of the Original Agreement remain unchanged.
     The text of the Amendment is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
Item 7.01. Other Events.
          A copy of the press release announcing the progress of the collaboration with Novartis and the Amendment is furnished as Exhibit 99.2 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1*	First Amendment to License and Collaboration Agreement between the registrant and Novartis Institutes for BioMedical Research, Inc., effective as of August 22, 2007.

99.2	Press release dated September 10, 2007

*	Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGX PHARMACEUTICALS, INC.
Dated: September 10, 2007	By:	/s/ W. Todd Myers
W. Todd Myers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	First Amendment to License and Collaboration Agreement between the registrant and Novartis Institutes for BioMedical Research, Inc., effective as of August 22, 2007.

99.2	Press release dated September 10, 2007

*	Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.